Exhibit 99.1

Penn Virginia Resource Partners, L.P.
Five Radnor Corporate Center, Suite 500, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	Stephen R. Milbourne
Director—Investor Relations
Phone: 610-975-8204
E-Mail: invest@pvrpartners.com

PVR PARTNERS COMPLETES

PUBLIC OFFERING OF 7,000,000 COMMON UNITS

RADNOR, PA – November 18, 2011 . . . Penn Virginia Resource Partners, L.P. (NYSE: PVR) today announced the closing of the previously announced public offering of 7,000,000 common units representing limited partner interests in PVR. In connection with the offering, PVR granted the underwriters a 30-day option to purchase a maximum of 1,050,000 additional common units to cover over-allotments, if any. PVR intends to use all of the net proceeds from the offering to repay a portion of the borrowings outstanding under its revolving credit facility.

BofA Merrill Lynch, Citigroup, J.P. Morgan, RBC Capital Markets and Wells Fargo Securities acted as joint book-running managers and representatives of the underwriters in connection with the offering. Copies of the prospectus supplement and accompanying base prospectus related to the offering may be obtained from the following:

BofA Merrill Lynch, Attn: Prospectus Department, 4 World Financial Center, New York, NY 10080, email: dg.prospectus_requests@baml.com

Citigroup, Attn: Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220, email: batprospectusdept@citi.com, Toll-free number: 877-858-5407

J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Telephone: 866-802-9204

RBC Capital Markets, Attn: Prospectus Department, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, Telephone: 877-822-4089

PVR Announces Closing of Offering of Common Units	Page 2

Wells Fargo Securities, Attn: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152, email: cmclientsupport@wellsfargo.com, Toll-free number: 800-326-5897

An electronic copy of the prospectus supplement and the accompanying base prospectus is available from the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The common units were offered and sold pursuant to an effective shelf registration statement previously filed by PVR with the SEC. This news release is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The offering may be made only by means of a prospectus supplement and the accompanying base prospectus.

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Penn Virginia Resource Partners, L.P. (NYSE: PVR) is a publicly traded limited partnership which owns and manages coal and natural resource properties and related assets, and owns and operates midstream natural gas gathering and processing businesses.

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This press release includes “forward-looking statements” within the meaning of federal securities laws. All statements, other than statements of historical facts, included in this release that address activities, events or developments that PVR expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside PVR’s ability to control or predict, which could cause results to differ materially from those expected by management. Such risks and uncertainties include, but are not limited to, regulatory, economic and market conditions, the timing and success of business development efforts and other uncertainties. Additional information concerning these and other factors can be found in PVR’s press releases and public periodic filings with the SEC, including PVR’s Annual Report on Form 10-K for the year ended December 31, 2010 and its most recently filed Quarterly Reports on Form 10-Q. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. PVR undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.